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                                                                      EXHIBIT D

                                 PROMISSORY NOTE


$200,000                                                            8% Interest


         FOR VALUE RECEIVED, the undersigned, MAGNETIC TECHNOLOGIES CORPORATION, hereby promises to pay to the order of FREDERICK BRAZDA and ALFRED PUCHEBNER, jointly, the sum of Two Hundred Thousand Dollars ($200,000), together with interest at the rate of eight percent (8%) per annum, on January 2, 1997, such payment to be made in currency of the United States of America to, or in care of, (at the choice of the Holders hereof) Philip M. Silver, Esq. and delivered to 13 South Fitzhugh Street, Rochester, New York 14614.

         This Note has been executed and delivered in substitution for, and cancellation of, all obligations remaining from the undersigned to the Holders hereof, including all obligations under separate Consulting Agreements and Covenants Not to Compete dated December 18, 1992, with each of them, respectively. Notwithstanding the foregoing, this Note shall be secured by a security interest in all of the assets of the undersigned, other than the assets of the Austro Mold division located at 3 to 59 Rutter Street, Rochester, New York, subordinated to security interests in such assets held by banking institutions, as represented by a Security Agreement dated December 18, 1992, and UCC-1 financing statements previously filed in 1992 securing the obligations under the aforementioned Consulting Agreements and Covenants Not to Compete; provided, however, that by their acceptance of this Note the Holders hereof hereby release from said Security Agreement their security interests in all of the assets of the Austro Mold division of the undersigned located in various buildings at 3 to 59 Rutter Street, Rochester, New York.

         In the event that the undersigned shall fail to make payment hereunder within five (5) days of the due date, this Note shall automatically be in default without notice by the Holders hereof, and the entire amount of this Note and all accrued interest hereon shall be immediately due and payable. This Note is secured by the aforementioned Security Agreement, and all of the terms thereof are incorporated by reference herein, including the obligation of the undersigned to pay all reasonable attorneys' fees and expenses incurred by the Holders hereof in connection with their collection efforts of this Note in the event that any default hereunder occurs. The delay or omission by the Holders hereof in exercising any right or remedy hereunder will not operate as a waiver thereof or of any other right or remedy. Concurrent with the payment of this Note the Holders hereof will execute and deliver to the undersigned UCC-3 statements releasing the security interests held by the Holders hereof in those assets of the undersigned.



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         The undersigned and all parties who may become liable on this note agree to all of the foregoing and severally waive presentment for payment, demand, protest, notice of nonpayment and any other notice in connection with this note; agree that nothing except payment in full to the holder shall release them or any of them; that additional makers, guarantors, and other persons may become parties to this note and may be released and security may be released, all without affecting the liabilities of the undersigned or any other party. Any guarantor and any endorser unconditionally guarantee to the holder the prompt payment of this note when due, irrespective of the genuineness, validity, regularity or enforceability of this note, and further agree that without notice this note may be extended, in whole or in part and/or the interest rate changed, all without affecting the liability of the undersigned or any of such parties.

         IN WITNESS WHEREOF, the undersigned has executed this Note on and as of July 15, 1996.


                                     MAGNETIC TECHNOLOGIES CORPORATION

                                     By: /s/ Gordon H. McNeil
                                        ----------------------------------
                                              Gordon H. McNeil, President

STATE OF NEW YORK  )
                   )  SS.:
COUNTY OF MONROE   )

         On the 15 day of July, 1996, before me, the subscriber, personally appeared Gordon H. McNeil, to me known, who, being by me duly sworn, did depose and say that he resides at 770 Linden Ave., Rochester, New York and is the President of Magnetic Technologies Corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said Corporation.

                                          /s/ Susan M. Weise
                                          ---------------------------
                                          Notary Public


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                             ACCEPTANCE AND CONSENT


     The undersigned, FREDERICK BRAZDA and ALFRED PUCHEBNER (herein, the "Obligees"), hereby accept the Promissory Note in the principal amount of $200,000 of even date herewith (herein, "the Note") executed and delivered to the Obligees by Magnetic Technologies Corporation (herein, the "Obligor"); and, in consideration therefor, the Obligees hereby agree as follows:


     1. The security interests held by the Obligees in the assets of the Austro Mold division of the Obligor (formerly, Austro Mold, Inc., a subsidiary of the Obligor) located at 3 to 59 Rutter Street, Rochester, New York, are hereby released.

     2. The Obligees hereby consent to the Obligor's sublease to Austro Mold, Inc. of the premises located at 3 to 59 Rutter Street, Rochester, New York, for the balance of the current lease term through December 17, 1997; provided that the Obligor shall remain fully liable to the Obligees under the lease of such premises between the Obligees and the Obligor dated December 18, 1992. Obligees agree to send to Austro Mold, Inc. a copy of any ten (10) day written notice referred to in
          Section 17.01 A of the lease given to Obligor. Austro Mold, Inc. shall have the right to make payment of the past due payment or payments referred to in such notice within the ten (10) day period referred to in such notice. Such notice shall be addressed to Austro Mold, Inc.,
          Attention: Nathu Dandora, Vice President, and shall be sent by registered or certified mail, return receipt requested, postage prepaid, to 3 Rutter Street, Rochester, NY 14606.

     3. The Obligees hereby waive their rights of first refusal contained in Paragraphs 10 of the respective Consulting Agreements and Covenants Not to Compete between each of them and the Obligor dated December 18, 1992 (herein, "the Agreements"), with respect to the Obligor's sale of its Austro Mold division to Austro Mold, Inc.

     4. Simultaneously with the execution of this Acceptance and Consent, Obligor will make the July 1996 payment of $13,750.00 U.S. Dollars to each of Obligees and Obligor will further pay Obligees $225,000.00 U.S. Dollars as part payment of Obligor's monetary obligations to Obligees under the Agreements. Such payments will be made by certified checks or bank checks or wire transfer.



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     5.   The Note is substitution for, and cancellation of, all monetary obligations of the Obligor to the Obligees under the Agreements, all of which monetary obligations are hereby released, other than Obligor's obligation with respect to the payments required by paragraphs 4 and 7 of this Acceptance and Consent.

     6. The Note is and will be secured by the assets of the Obligor (but not the assets of the Obligor's Austro Mold division) until payment of the
          Note including interest thereon shall have been made. Concurrent with payment of the Note, the Obligees will execute and deliver to Obligor UCC-3 termination statements with respect to their security interest in the assets of the Obligor.

     7. Obligor will pay Obligees' attorneys' fees in the amount of $2,500.00 with respect to this transaction.


     IN WITNESS WHEREOF, the undersigned have executed and delivered this Acceptance and Consent on July 12, 1996.


 /s/ Frederick Brazda                             /s/ Alfred Puchebner
------------------------------                   ------------------------------
      Frederick Brazda                                 Alfred Puchebner



     The undersigned, Obligor, agrees to the terms and conditions contained in the above Acceptance and Consent.

                                           Magnetic  Technologies  Corporation

July 15, 1996
                                           By: /s/ Gordon H. McNeil, President
                                              --------------------------------
                                               Gordon H. McNeil, President



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